EXHIBIT 10.28
                                     SECOND
                                  AMENDMENT TO
                                PROMISSORY NOTE

$ 500,000.00                                                   Date May 31, 2000

     This Promissory Note amends and replaces that certain note dated May 31, 2000 made by the undersigned to the Lender in the principal amount of $500,000, as amended.

     On March 31, 2002 we promise to pay to the order of NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. FIVE HUNDRED THOUSAND AND NO CENTS ($500,000.00) Dollars Payable at 26 Harbor Park Drive, Port Washington, NY 11050

     for value received with interest at nine and one-half percent (9-1/2%) per annum payable quarterly. The Lender represents that this loan may be prepaid at any time without penalty.


                                                       SANDATA, INC.
                                                       By:
                                                       /s/Bert E. Brodsky
                                                       Bert E. Brodsky, Chairman


Witness: